EXHIBIT E



                 [FORM OF COMMITMENT TRANSFER SUPPLEMENT]


                      COMMITMENT TRANSFER SUPPLEMENT


          COMMITMENT TRANSFER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the Transferor Bank set forth in Item 2 of Schedule I hereto (the "Transferor Bank"), each Purchasing Bank set forth in Item 3 of Schedule I hereto (each, a "Purchasing Bank"), and CHEMICAL BANK, as agent for the Banks under the Credit Agreement described below (in such capacity, the "Agent").


                           W I T N E S S E T H :


          WHEREAS, this Commitment Transfer Supplement is being executed and delivered in accordance with subsection 10.6(c) of the Credit Agreement, dated as of August 5, 1992, among REEVES BROTHERS, INC., a Delaware corporation (the "Company"), REEVES INDUSTRIES, INC., a Delaware corporation (the "Parent"; and collectively with the Company, the "Borrowers"), the Transferor Bank and the other Banks and financial institutions parties thereto and the Agent (as heretofore amended and restated and as hereafter amended, supplemented or otherwise modified in accordance with the terms thereof, the "Credit Agreement"; terms defined therein being used herein as therein defined);

          WHEREAS, each Purchasing Bank (if it is not already a Bank party to the Credit Agreement) wishes to become a Bank party to the Credit Agreement; and

          WHEREAS, the Transferor Bank is selling and assigning to each Purchasing Bank, rights, obligations and commitments under the Credit Agreement;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

           1. Upon receipt by the Agent of five counterparts of this Commitment Transfer Supplement, to each of which is attached a fully completed Schedule I and Schedule II, and each of which has been executed by the Transferor Bank, each Purchasing Bank (and any other person required by the Credit Agreement to execute this Commitment Transfer Supplement), the Agent will transmit to the Borrowers, the Transferor Bank and each Purchasing Bank a Transfer Effective Notice, substantially in the form of Schedule III to this Commitment Transfer Supplement (a "Transfer
Effective Notice"). Such Transfer Effective Notice shall set forth, inter alia, the date on which the transfer effected by this Commitment Transfer Supplement shall become effective (the "Transfer Effective Date"), which date shall be the fifth Business Day following the date of such Transfer Effective Notice. From and after the Transfer Effective Date, each Purchasing Bank shall be a Bank party to the Credit Agreement for all purposes thereof.

           2. At or before 12:00 Noon, local time of the Transferor Bank, on the Transfer Effective Date, each Purchasing Bank shall pay to the Transferor Bank, in immediately available funds, an amount equal to the purchase price, as agreed between the Transferor Bank and such Purchasing Bank (the "Purchase Price"), of the portion being purchased by such Purchasing Bank (such Purchasing Bank's "Purchased Percentage") of the outstanding Loans and other amounts owing to the Transferor Bank under the Credit Agreement and the Transferor Bank's Notes and in connection with the Letters of Credit. Effective upon receipt by the Transferor Bank of the Purchase Price from a Purchasing Bank, the Transferor Bank hereby irrevocably sells, assigns and transfers to such Purchasing Bank, without recourse, representation or warranty, and each Purchasing Bank hereby irrevocably purchases, takes and assumes from the Transferor Bank, such Purchasing Bank's Purchased Percentage of the Commitments and the presently outstanding Loans and other amounts owing to the Transferor Bank under the Credit Agreement and the Transferor Bank's Notes and in connection with the Letters of Credit, together with all instruments, documents and collateral security pertaining thereto.

          3. The Transferor Bank has made arrangements with each Purchasing Bank with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor Bank to such Purchasing Bank of any fees heretofore received by the Transferor Bank pursuant to the Credit Agreement prior to the Transfer Effective Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by such Purchasing Bank to the Transferor Bank of fees or interest received by such Purchasing Bank pursuant to the Credit Agreement from and after the Transfer Effective Date.

           4. (a) All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of the Transferor Bank pursuant to the Credit Agreement and the Transferor Bank's Notes or in connection with the Letters of Credit shall, instead, be payable to or for the account of the Transferor Bank and the Purchasing Banks, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement.

          (b) All interest, fees and other amounts that would otherwise accrue for the account of the Transferor Bank from and after the Transfer Effective Date pursuant to the Credit Agreement and the Transferor Bank's Notes or in connection with the Letters of Credit shall, instead, accrue for the account of, and be payable to, the Transferor Bank and the Purchasing Banks, as the case may be, in accordance with their respective interests as reflected in this Commitment Transfer Supplement. In the event that any amount of interest, fees or other amounts accruing prior to the Transfer Effective Date was included in the Purchase Price paid by any Purchasing Bank, the Transferor Bank and each Purchasing Bank will make appropriate arrangements for payment by the Transferor Bank to such Purchasing Bank of such amount upon receipt thereof from the Borrowers.

           5. On or prior to the Transfer Effective Date, the Transferor Bank will deliver to the Agent its Notes. On or prior to the Transfer Effective Date, each Borrower will deliver to the Agent Notes for each Purchasing Bank and the Transferor Bank, in each case in principal amounts reflecting, in accordance with the Credit Agreement, their Commitments (as adjusted pursuant to this Commitment Transfer Supplement). Each such new Note shall be dated the Closing Date. Promptly after the Transfer Effective Date, the Agent will send to each of the Transferor Bank and the Purchasing Banks its new Notes and will send to each Borrower the superseded Transferor Bank's Note of such Borrower marked "Cancelled" or if such Note cannot be located by such Transferee Bank, a lost note indemnification agreement in form and substance reasonably acceptable to the Borrowers.

           6. Concurrently with the execution and delivery hereof, the Transferor Bank will provide to each Purchasing Bank (if it is not already a Bank party to the Credit Agreement) conformed copies of all documents delivered to such Transferor Bank on the Closing Date in satisfaction of the conditions precedent set forth in the Credit Agreement and all written amendments and waivers thereto through the date of execution and delivery hereof.

           7. Each of the parties to this Commitment Transfer Supplement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Commitment Transfer Supplement.

           8. By executing and delivering this Commitment Transfer Supplement, the Transferor Bank and each Purchasing Bank confirm to and agree with each other and the Agent and the Banks, and in the case of the following clause (vi), the Purchasing Bank agrees for the benefit of the Borrowers, as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, the Transferor Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant thereto; (ii) the Transferor Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their obligations under the Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto; (iii) each Purchasing Bank confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in subsection 4.1, the financial statements delivered pursuant to subsection 6.1, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Commitment Transfer Supplement; (iv) each Purchasing Bank will, independently and without reliance upon the Agent, the Transferor Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (v) each Purchasing Bank appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with
Section 9 of the Credit Agreement; and (vi) each Purchasing Bank agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank.

           9. Each party hereto represents and warrants to and agrees with the Agent that it is aware of and will comply with the provision of subsection 10.6(g) of the Credit Agreement.

          10.  Schedule II hereto sets forth the revised
Commitments and Commitment Percentages of the Transferor Bank and each Purchasing Bank as well as administrative information with respect to each Purchasing Bank.

          11. This Commitment Transfer Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.


          IN WITNESS WHEREOF, the parties hereto have caused this Commitment Transfer Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

                                                       SCHEDULE I
                                                       TO
                                                       COMMITMENT
                                                       TRANSFER
                                                       SUPPLEMENT


                       COMPLETION OF INFORMATION AND
                         SIGNATURES FOR COMMITMENT
                            TRANSFER SUPPLEMENT


          Re: Amended and restated Credit Agreement, dated as of August 5, 1992,with Reeves Brothers, Inc. and
               Reeves Industries, Inc.


Item 1   (Date of Commitment       [Insert date of Commitment
            Transfer Supplement):  Transfer Supplement]

Item 2   (Transferor Bank):        [Insert name of Transferor
                                   Bank]

Item 3   (Purchasing Bank[s]):     [Insert name[s] of
                                   Purchasing Bank[s]]

Item 4   (Signatures of Parties
            to Commitment Transfer
            Supplement):
                                     _________________ , as
                                       Transferor Bank


                                     By________________
                                       Title:


                                     __________________, as a
                                       Purchasing Bank


                                     By________________
                                       Title:


                                     __________________, as a
                                       Purchasing Bank


                                     By________________
                                       Title:

CONSENTED TO AND ACKNOWLEDGED:

REEVES BROTHERS, INC.


By_________________
  Title:


REEVES INDUSTRIES, INC.


By_________________
  Title:



CHEMICAL BANK, as Agent


By_________________
  Title:


[Consents Required only when
Purchasing Bank is not already
a Bank or affiliate thereof]


ACCEPTED FOR RECORDATION
  IN REGISTER:

CHEMICAL BANK, as Agent


By_________________
  Title:

                                                  SCHEDULE II
                                                  TO COMMITMENT
                                                  TRANSFER
                                                  SUPPLEMENT




                   LIST OF LENDING OFFICES, ADDRESSES
                   FOR NOTICES AND COMMITMENT AMOUNTS



[Name of Transferor
  Bank]                  Revised Commitment Amounts:
$_______



                         Revised Commitment Percentage:
________



[Name of Purchasing
  Bank]                  New Commitment Amounts:
$________

Address for Notices:
                         New Commitment Percentage:
_________

[Address]
Attention:_____________
Telex:_________________
Answerback:____________
Telephone:_____________
Telecopier:____________


Eurodollar Lending Office:

____________________
____________________
____________________


Domestic Lending Office:

____________________
____________________
____________________


                                                  SCHEDULE III
                                                  TO COMMITMENT
                                                  TRANSFER
                                                  SUPPLEMENT



                   [Form of Transfer Effective Notice]



To:  REEVES BROTHERS, INC.
     REEVES INDUSTRIES, INC.
     [TRANSFEROR BANK]
     [PURCHASING BANK]


          The undersigned, as Agent under the amended and restated Credit Agreement, dated as of August 5, 1992, among Reeves Brothers, Inc., Reeves Industries, Inc., the several Banks financial institutions and parties thereto and Chemical Bank, as Agent, acknowledges receipt of five executed counterparts of a completed Commitment Transfer Supplement, as described in Schedule I hereto. [Note: attach copy of
Schedule I from Commitment Transfer Supplement.] Terms defined in such Commitment Transfer Supplement are used herein as therein defined.


          1. Pursuant to such Commitment Transfer Supplement, you are advised that the Transfer Effective Date will be __________________ [Insert fifth business day following date of Transfer Effective
Notice]

          2. Pursuant to such Commitment Transfer Supplement, the Transferor Bank is required to deliver to the Agent on or before the Transfer Effective Date its Note[s] or a lost note indemnification agreement reasonably acceptable to the Borrowers.

          3. Pursuant to such Commitment Transfer Supplement, the Borrowers are required to deliver to the Agent on or before the Transfer Effective Date the following Notes, each dated
_________________ [Insert Closing Date]

          [Describe each new Note for Transferor Bank and Purchasing Bank as to principal amount and payee.]

          4. Pursuant to such Commitment Transfer Supplement each Purchasing Bank is required to pay its Purchase Price to the Transferor Bank at or before 12:00 Noon on the Transfer
Effective Date in immediately available funds.

                                   Very truly yours,

                                   CHEMICAL BANK, as Agent



                                   By _________________
                                      Title: